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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks, Roger Bosma and Joseph F. Hurley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks, Roger Bosma and Joseph F. Hurley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-3 registering 400,000 additional shares of the Common Stock of Lakeland Bancorp, Inc. (the "Company") to be offered in connection with the Company's Automatic Dividend Reinvestment and Stock Purchase Plan, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 13th day of February, 2002.

            Signature                                              Capacity
            ---------                                              --------
/s/ Bruce G. Bohuny                                Director
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(Bruce G. Bohuny)

/s/ Roger Bosma                                    Director, Chief Executive Officer and President
----------------------------------------
(Roger Bosma)

/s/ Mary Ann Deacon                                Director
----------------------------------------
(Mary Ann Deacon)

/s/ John W. Fredericks                             Director
----------------------------------------
(John W. Fredericks)

/s/ Mark J. Fredericks                             Director
----------------------------------------
(Mark J. Fredericks)

/s/ George H. Guptill, Jr.                         Director
----------------------------------------
(George H. Guptill, Jr.)

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
/s/ Paul P. Lubertazzi                             Director
----------------------------------------
(Paul P. Lubertazzi)

/s/ Robert B. Nicholson                            Director
----------------------------------------
(Robert B. Nicholson)

/s/ Joseph P. O'Dowd                               Director
----------------------------------------
(Joseph P. O'Dowd)

                                                   Director
________________________________________
(Charles L. Tice)

                                                   Director
________________________________________
(Arthur L. Zande)

/s/ Stephen R. Tilton, Sr.                         Director
----------------------------------------
(Stephen R. Tilton, Sr.)

/s/ Joseph F. Hurley                               Executive Vice President and Chief Financial Officer
----------------------------------------
(Joseph F. Hurley)